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                                                                                                  Appendix I


                               List of Current and Future Advisers and Sub-Advisers


-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
                                                                       Replacement Fund
      Existing Fund             Adviser             Sub-Adviser                                 Adviser             Sub-Adviser
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
AIM V.I. Money Market      Invesco                                     BlackRock Money    MetLife Advisers,    BlackRock Advisors,
Fund                       Advisers, Inc.                              Market Portfolio   LLC                  LLC
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
Legg Mason Partners        Legg Mason         Western Asset            BlackRock Money    MetLife Advisers,    BlackRock Advisors,
Variable Money Market      Partners Fund      Management Company       Market Portfolio   LLC                  LLC
Portfolio                  Advisor, LLC
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
AIM V.I. Technology Fund   Invesco                                     RCM Technology     MetLife Advisers     RCM Capital
                           Advisers, Inc.                              Portfolio                               Management LLC
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
DWS Technology VIP         Duetsche                                    RCM Technology     MetLife Advisers,
                           Investment                                  Portfolio          LLC
                           Management
                           Americas Inc.
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
DWS Global Opportunities   Deutsche                                    Oppenheimer        MetLife Advisers,    OppenheimerFunds,
                           Investment                                  Global Equity      LLC                  Inc.
                           Management                                  Portfolio
                           Americas Inc.
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
Janus Aspen Perkins        Janus Capital                               Met/Artisan Mid    MetLife Advisers     Janus Capital
Mid Cap Value              Management LLC                              Cap Value                               Management LLC
Portfolio                                                              Portfolio
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
Legg Mason Partners        Legg Mason         Batterymarch Financial   Met/Templeton      MetLife Advisers,    Templeton Global
Variable Global Equity     Partners Fund      Management, Inc.         Growth Portfolio   LLC                  Advisors Limited
Portfolio                  Advisors, LLC
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
Legg Mason Partners S&P    Legg Mason         Batterymarch Financial   MetLife Stock      MetLife Advisers,    MetLife Investment
500 Index Portfolio        Partners Fund      Management, Inc.         Index Portfolio    LLC                  Advisory Company
                           Advisors, LLC
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
Pioneer High Yield VCT     Pioneer                                     BlackRock High     MetLife Advisers,    BlackRock Financial
Portfolio                  Investment                                  Yield Portfolio    LLC                  Management, Inc.
                           Management, Inc.
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
Putnam VT Equity Income    Putnam                                      MFS Value          MetLife Advisers,    Massachusetts
Fund                       Investment                                  Portfolio          LLC                  Financial Services
                           Management, LLC                                                                     Company
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
Putnam VT Growth and       Putnam                                      Lord Abbett        MetLife Advisers,    Lord, Abbett & Co.
Income Portfolio           Investment                                  Growth and         LLC                  LLC
                           Management, LLC                             Income Portfolio
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
UIF Small Company Growth   Morgan Stanley                              Met/AIM Small      MetLife Advisers,    Invesco Advisers,
Portfolio                  Investment                                  Cap Growth         LLC                  Inc.
                           Management, Inc.                            Portfolio
                           d/b/a Van Kampen
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------

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